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PLYMOUTH REIT

Plymouth REIT Investor Presentation

September 2024 Investor Meetings

Plymouth Industrial REIT, Inc.
NYSE: PLYM

Disclaimer

Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Plymouth Industrial REIT, Inc. (the "Company") after the date hereof. Certain of the information contained herein may be derived from information provided by industry third-party sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. You can identify forward-looking statements by the use of forward- looking terminology such as "believes," "expects," "may," "will," "will likely result," "would," "could," "should," "seeks," "intends," "plans," "projects," "estimates," "anticipates" "predicts," or "potential" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements, discussions possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects are forward-looking by their nature; the Company's business and investment strategy; its expected operating results; completion of acquisitions; its ability to successfully implement proposed acquisition, lease and management structures; its ability to obtain future financing arrangements; its expected leverage levels; its expected dividend levels; the Company's understanding of its competition; market and industry trends and expectations; and anticipated capital expenditures. Additionally, the following factors could cause actual results to vary from our forward-looking statements: general volatility of the capital markets and the market price of the Company's common or preferred stock; performance of the industrial sector and real estate industries in general; changes in the Company's business or investment strategy; changes in market conditions within the industrial sector and the availability of industrial property acquisitions; the Company's ability to satisfy closing conditions and obtain regulatory, lender and other rulings, approvals and consents in connection with acquisitions; availability, terms and deployment of capital; availability of and the Company's ability to attract and retain qualified personnel; the Company's leverage levels; its capital expenditures; its ability to satisfy the requirements for qualification and taxation as a REIT for federal income tax purposes; changes in the Company's industry and the market in which it operates, interest rates or the general U.S. or international economy; and the degree and nature of the Company's competition.

The forward-looking statements contained in this presentation reflect the Company's beliefs, assumptions and expectations of itsfuture performance, taking into account all information currently available to the Company. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company's business, prospects, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. You should carefully consider all risks before you make an investment decision with respect to the Company's common and preferred stock. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Notice Regarding Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including funds from operations ("FFO"), Core funds from operations ("Core FFO"), adjusted funds from operations ("AFFO"), net operating income ("NOI") and earnings before interest, taxes and depreciation ("EBITDA"). For definitions of each of these measures and reconciliations to the closest GAAP measure please see the Company's Annual Report on Form 10-K for the year ended December 31, 2023. The Company's calculations of these measures may not be exactly the same as other companies who report similar measures. As a result, the Company's measures may not be comparable to those of other companies. The Company believes these measures are helpful supplemental measures, but should be read in conjunction with our financial statements presented in accordance with GAAP.

High-Quality Portfolio in Attractive Markets

Portfolio Snapshot

Number of Properties	159
Number of Buildings	224
Square Footage	35,424,431
Portfolio Occupancy	97.0%
Same-Store Occupancy	98.2%
WA Lease Term Remaining (yrs.)[1]	3.2
Multi-Tenant as % of ABR	53.4%
Single Tenant as % of ABR	46.6%
WA Annual Rent Escalators	~3.0%
Triple Net Leases as % of ABR	80.6%
Net Debt to Annualized Adjusted EBITDA	6.4x

Note: As of June 30, 2024 with exception to number of properties, buildings and square footage which includes our recent Memphis acquisition closed on July 18, 2024.

1. The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.


BOSTON
CLEVELAND
CHICAGO
COLUMBUS
INDIANAPOLIS
CINCINNATI
ST. LOUIS
CHARLOTTE
MEMPHIS
ATLANTA
JACKSONVILLE

Investment Highlights



Heritage as Real Estate Operators Contributes to Execution of Growth Strategy

- Strong property-level asset management and leasing, combined with accretive acquisitions with lease-up opportunities, enhances growth in targeted markets
- "Ground-up" operational expertise enables the team to uncover property-level issues/opportunities that non-operators may miss or overlook

The "Golden" Era of U.S. Industrial Leading to Historic Opportunity

- Markets within the Golden Triangle are greatly benefiting from continued infrastructure investment
- A tale of two markets is emerging throughout Tier I & Tier II as smaller building vacancy rates remain at historic lows and rent growth remains constant & steady
- Development since 2010 has left limited new space options in the 20K – 150K SF building segment
- Significant drops in new groundbreakings in Q4 2022 suggest limited options for new space beginning at the end of 2024

Disciplined Capital Allocation Driving Portfolio and Leverage Improvement

- Proven record of acquiring properties at lower price/SF provides compelling returns and ability to offer competitive lease rates while achieving mark-to-market of 18% to 20%
- Balance sheet is the strongest it's been in PLYM's history with 7 straight quarters of net debt to Adjusted EBITDA reduction to 6.5X to end 2023. Net debt to Adjusted EBITDA improved to 6.4X as of June 30, 2024

Our Heritage as Real Estate Operators

Full service, vertically integrated, self-administered and self-managed

Plymouth team is well-recognized for its decades-long experience in extensive, operational approach to real estate asset management and investment

- ✓ Intensive, detailed approach to underwriting acquisitions enables thorough understanding of each asset and affords us the ability to unlock value
- ✓ Hands-on asset management strategy enhances tenant experiences and drives property values over the long term
- ✓ "Boots-on-the-ground" strategy through our team members in Boston and regional offices in Atlanta, Columbus, Jacksonville and Memphis gives us a competitive advantage in our markets and exemplifies Plymouth's ability to proactively respond to tenant/property needs
- ✓ Focused on the acquisition, development, ownership and management of efficient, utilitarian single and multi-tenant industrial properties



Core Growth, Stable Occupancy & Strong Leasing

Q2 2024 Recap

Portfolio Performance

- Ending occupancy of 97.0%
- Same store occupancy of 98.2%
- Collected 98.6% of rent

Investment

52,920 square feet currently under development in Jacksonville, FL for **total investment of $7.3 million** (66% has been funded)

Developable Land

- 117 acres of land owned in key markets identified for potential development
- The developable gross leasable area is estimated to be 1.8 million square feet as of July 18, 2024

PERFORMANCE METRICS (2020 – 2024)[1]


TOTAL PORTFOLIO OCCUPANCY
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2020
2021
2022
2023
YTD 2024 1


RELEASING SPREADS (CASH BASIS)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2020
2021
2022
2023
YTD 2024 1


LEASE RENEWALS
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2020
2021
2022
2023
YTD 2024 1

1. As of June 30, 2024

Substantial Portfolio Diversification

Plymouth's portfolio is diversified by tenant, geography, asset type and industry

Top Ten Tenants

15.6%	of total portfolio ABR
5.7M	leased square feet
$23.7M	annualized base rent
$4.13	rent per square foot
19	total leases

ABR by Market


Atlanta 6.6%
Boston 1.5%
Charlotte 0.8%
Chicago 19.5%
Cincinnati 7.8%
Cleveland 12.4%
Columbus 9.0%
Indianapolis 10.0%
Memphis 12.2%
St. Louis 9.5%
Jacksonville 10.7%

ABR by Industry


Food & Beverage 5.7%
Light Manufacturing 3.1%
Healthcare 4.2%
Other Industries 27.6%
Logistics & Transportation 26.4%
Wholesale/Retail 7.9%
Automotive 7.1%
Printing & Paper 4.9%
Home & Garden 4.4%
Construction 4.8%
Cardboard and Packaging 3.9%

ABR by Asset Type(1)


Warehouse / Distribution 56.8%
Warehouse / Light Manufacturing 25.8%
Small Bay Industrial 17.4%

Note: All data as of June 30, 2024. "Annualized Base Rent" is the monthly base cash rent for the applicable property or properties as of June 30, 2024, multiplied by 12.

1. Small bay industrial is inclusive of flex space totaling 586,267 leased square feet and annualized base rent of $6,999,900. Small bay industrial is multipurpose space; flex space includes office space that accounts for greater than 50% of the total rentable area

Investment Activity

Plymouth has completed transformational acquisitions at well below replacement cost and delivered on a development program supported by strategic capital management, providing growth and increased scale

Total Acquisition and Replacement Cost by Market

($ in Thousands)

Market	State	# of Buildings	Rentable Square Feet	Total Acquisition Cost[1]	Replacement Cost[2]
Atlanta	GA	13	2,086,835	$ 111,988	$ 154,583
Boston	ME	2	268,713	19,023	40,729
Charlotte	NC	1	155,220	20,400	20,821
Chicago	IL, IN, WI	40	6,624,335	279,749	710,499
Cincinnati	OH, KY	12	2,710,964	106,705	190,851
Cleveland	OH	19	3,979,209	201,550	362,436
Columbus	OH	15	3,757,614	157,624	293,943
Indianapolis	IN	17	4,085,169	149,251	356,416
Jacksonville	FL, GA	28	2,132,396	159,621	219,679
Memphis	MS, TN	49	4,783,046	185,407	349,852
St. Louis	IL, MO	14	3,219,689	213,787	325,818
Total	**12**	**210**	**33,803,190**	**$ 1,605,105**	**$ 3,025,627**



1 Represents total direct consideration paid prior to the allocations per U.S. GAAP and the allocated costs in accordance to GAAP of development properties placed in-service.
2 Replacement cost is based on the Marshall & Swift valuation methodology for the determination of building costs. Replacement cost includes land reflected at the allocated cost in accordance with GAAP.

Value Creation

AS OF JUNE 30, 2024

The total investment in completed developments is approximately $61.1 million. The proforma stabilized cash NOI yields on development projects under construction and completed range between 7.0% - 9.0%.

Plymouth is partnering with the Green Building Initiative to align our environmental objectives with the execution of all new development and portfolio enhancement activities. Thus far, Plymouth has achieved a Three Green Globe certification on our Cincinnati development and a Two Green Globe certification on our completed developments in Boston, Jacksonville (2) and Atlanta (2) [1].

Under Construction[2]	# of Buildings	Total Rentable Square Feet (RSF)	% Leased	Investment ($ in millions)	% Funded	Estimated Completion
Jacksonville - *Liberty* II	1	52,920	100%	$ 6.0	66%	Q4 2024
Total	1	**52,920**		**$ 6.0**		

Completed[3]	# of Buildings	Total Rentable Square Feet (RSF)	% Leased	Investment ($ in millions)	% Funded	Completed
Boston - *Milliken Road*	1	68,088	100%	$ 9.3	100%	Q4 2022
Atlanta - *New Calhoun I*	1	236,600	100%	$ 13.8	100%	Q1 2023
Cincinnati - *Fisher Park I*	1	154,692	66%	$ 14.0	100%	Q1 2023
Atlanta - *New Calhoun II*	1	180,000	100%	$ 12.1	100%	Q3 2023
Jacksonville – *Salisbury*	1	40,572	100%	$ 6.2	100%	Q3 2023
Jacksonville – *Liberty I*	1	39,750	100%	$ 5.7	100%	Q4 2023
Total	6	719,702	93%	**$ 61.1**	100%	

1 The Company is a member organization of the Green Building Initiative (GBI), a nonprofit organization and American National Standards Institute (ANSI) Accredited Standards Developer dedicated to reducing climate impacts by improving the built environment. Founded in 2004, the organization is the global provider of the Green Globes and federal Guiding Principles Compliance certification and assessment programs.

2 Under construction represents projects for which vertical construction has commenced. Refer to the Developable Land section of the Net Asset Components on page 17 of our Q2 2024 Supplemental Information for additional details on the Company's development activities.

3 Completed buildings are included within portfolio occupancy and square footage metrics as of June 30, 2024.

MEMPHIS: Acquisition

Transaction Summary:

Purchased 1,621,241-square-foot, 14-building industrial portfolio in Memphis, TN for $100.5 MM for an initial NOI yield of 8.0%.

At acquisition, portfolio was 94% leased to 46 tenants with weighted average remaining lease term of 3.4 years. In-place rents are consistent with our portfolio average mark-to-market of 18% to 20%.

In addition to significant mark-to-market opportunity, additional value add opportunities include excess land capable of supporting 115,000 square feet of new development and potential user sales.


1640

Location	Memphis, TN
Acquisition Date	July-2024
# of Buildings	14
Purchase Price[1]	$100,500
Square Footage	1,621,241
Occupancy	94.2%
WA Lease Term Remaining	3.4 Years
Going in Yield	8.0%
Purchase Price/SF[1]	$61.99
Replacement Cost/SF[2]	$100-125
Multi-Tenant %	63.0%
Single-Tenant %	37.0%

1. Represents total direct consideration paid rather than GAAP cost basis.
2. Replacement cost is based on the Marshall & Swift valuation methodology for the determination of building costs. Replacement cost includes land reflected at the allocated cost in accordance with GAAP.

Sixth Street Strategic Investment

Transaction Summary:

PLYM to contribute 34 Chicago-area properties totaling ~5.9MM SF and ~$22MM of annual NOI at a contribution valuation of a 6.2% cap rate to a new joint venture ("JV") and retain a 35% interest in the JV.

Sixth Street to provide a total of ~$256 MM in capital, comprised of ~$116MM to purchase a 65% interest in the JV and $140MM in non-convertible Series C Cumulative Perpetual Preferred Units ("Preferred Equity").

PLYM will also receive ~$96MM in net proceeds once the JV is secured by ~$178MM in mortgages, less the assumption of a secured mortgage on PLYM's balance sheet of ~$57.2MM and payoff of a secured mortgage of ~$10.5MM, transaction costs and escrows.

PLYM plans to use ~31% leverage on the transaction net proceeds (~$212MM from the JV and ~$132MM from the Preferred Equity) to deploy up to $500MM in incremental capital to pursue new investments.

Sixth Street intends to be a strategic partner in pursuing additional JV opportunities with PLYM in both new and existing markets.

Transaction is expected to be leverage-neutral to PLYM with overall leverage expected to decline sequentially in Q4 2024 after closing of the JV and remain in line with PLYM's stated leverage targets for 2024.

Preferred Equity Deal Terms:

- At initial closing on Aug. 26, 2024, Sixth Street provided ~$61MM in gross proceeds to PLYM; ~$79MM of additional gross proceeds to be provided no later than 9 months after initial closing.
- Sixth Street is paid a return of 7.0% per year (4.0% cash pay portion with a 3.0% PIK), which increases after years 5 and 7.
- Sixth Street is entitled to the greater of its $140MM investment plus accrued but unpaid distributions or a preferred multiple of 1.35X the $140MM less any previously paid distributions.
- PLYM can redeem the preferred equity at any time.
- PLYM will include the full impact of the 7.0% return (cash pay portion and the PIK) in its calculation of Core FFO and AFFO.

Detachable Warrant Deal Terms[1]:

- At initial closing on Aug. 26, 2024, 11.76 million warrants granted to Sixth Street to purchase OP common units for a term of 5 years with a 2-year extension option based on certain conditions. PLYM has the option of net settlement of these warrants at exercise through cash or shares.
- Warrant tranches of units and initial strike prices are: 4.41MM at $25.25/unit, 2.94MM at $26.25/unit, and 4.41MM at $27.25/unit.
- The strike prices of the warrants adjust for cash dividends or distributions; stock dividends, splits and combinations; rights, options and warrants; spin-offs and other distributed property; tender offers or exchange offers; and digressive issuances.
- PLYM expects the final determination of fair value of these warrants will be provided by a third party and fully disclosed in the Q3 2024 earnings results and filings.

1. More details can be found in Exhibit 10.1 of Form 8K filed on August 26, 2024.

INDIANAPOLIS: Lease-up / Building Refurbishment

Transaction Summary:

Expanded existing tenant in the building by an additional 42,910 square feet and extended term for 15 years at a rental rate increase of 18% over expiring rents.

Expanded other existing tenant by an additional 147,310 square feet for four years without any downtime.

The property was acquired at a going-in yield of 6.9%. Stabilized yield is now 8.0% with annual lease escalations averaging 3.75%.



Location	Indianapolis
Stabilization Date	November-2023
# of Buildings	1
Purchase Price[1]	$23,100
Square Footage	294,730
Occupancy	100%
WA Lease Term Remaining	7.2 Years
Stabilized Yield	8.0%
Purchase Price/SF[1]	$78.38
Replacement Cost/SF[2]	$61.57
Multi-Tenant %	100%
Single-Tenant %	0%

1. Represents total direct consideration paid rather than GAAP cost basis.
2. Replacement cost is based on the Marshall & Swift valuation methodology for the determination of building costs. Replacement cost includes land reflected at the allocated cost in accordance with GAAP.

JACKSONVILLE: New Industrial Development

Transaction Summary:

Delivered two buildings in 2023 totaling 80,322 square feet, both of which are fully leased.

Commenced construction on a third, 100% pre-leased building at Liberty Business Park which will comprise 52,920 square feet. The anticipated delivery is Q4 2024.

Marketing an additional fully designed and permit-ready site at Liberty Business Park that can provide 41,958 square feet.



Location	Jacksonville
Delivery	Q3 ‘2023 & Q4 ‘2023
# of Buildings	2
Investment	$11,854
Square Footage	80,322
Occupancy	100.0%
WA Lease Term Remaining	5.8 years
Projected Stabilized Yield[1]	7-9%
Investment/SF[2]	$147.58
Replacement Cost/SF[3]	$157.38
Multi-Tenant %	0%
Single-Tenant %	100%

1. Consistent with stated proforma stabilized cash NOI yields on the entire development program.
2. Represents total direct investment rather than GAAP cost basis.
3. Replacement cost is based on the Marshall & Swift valuation methodology for the determination of building costs. Replacement cost includes land reflected at the allocated cost in accordance with GAAP.

Nearly All of Plymouth's Portfolio Resides inside The Golden Triangle

The region is named "The Golden Triangle" as it:

- Within a day's drive-time to 70% of the U.S. population
- Includes more than half the U.S GDP within its boundaries
- Contains more ports than any other region in the country
- Encompasses five of the seven Class I railroads
- 90% of households live within a five-hour truck drive of primary intermodal facilities and inland rail ports
- Over the last five years, the population growth for markets within the GT has averaged 4.9%


SOUTH DAKOTA
Minneapolis
WISCONSIN
Lake Huron
Ottawa
Montreal
GREAT PLAINS
Milwaukee
Toronto
Buffalo
APPALACHIAN MOUNTAINS
NEBRASKA
IOWA
Chicago
Detroit
Cleveland
Providence
New York
Philadelphia
Pittsburgh
ILLINOIS
Kansas City
Washington
KANSAS
MISSOURI
KENTUCKY
Richmond
Norfolk
Nashville
APPALACHIAN MOUNTAINS
Oklahoma City
ARKANSAS
Greenville
Atlanta
Dallas
MISSISSIPPI ALABAMA
GEORGIA
TEXAS
LOUISIANA
Austin
New Orleans
Jacksonville
San Antonio
CCIM

Plymouth owns 33.5 million square feet within the Golden Triangle, and has regional offices located in Atlanta, Columbus, Memphis and Jacksonville.

Shifting Port volume favors Tier II markets
Twenty-equivalent unit (TEU) import and export volume has shifted in favor of Atlantic ports over the past several years

Manufacturing favors Tier II markets
Tier II markets provide occupiers with a denser base of manufacturing workers and less competitive labor environment

Construction starts taper off
A significant drop in construction starts, particularly in Tier II markets, will lead to less deliveries over the next 18-14 months

COL and labor favor Tier II markets
Tier II markets have lower cost of living (COL) compared to Tier I markets along with cheaper industrial labor

Source: CCIM Institute (https://www.ccim.com/newscenter/commercial-real-estate-insights-report/last-mile-logistics--commercial-real-estate-s-growth-engine/)

Columbus Assets Are Well Located to Logistics Infrastructure


1 459 Orange Point Dr
2 7719 Graphics Way
3 8273 Green Meadows Dr N
4 8288 Green Meadows Dr
5 3500 Southwest Blvd
6 1650-1654 Williams Rd
7 2120-2138 New World Dr
8 7001 Americana Pky
9 3100 Creekside Pky
10 2626 Port Rd
1-4
5
6
7
8
9-10
Class 1 and 2 Railroads
Class 1 - AMTK
Class 1 - BNSF
Class 1 - CN
Class 1 - CPKC
Class 1 - CSXT
Class 1 - NS

- 2626 Port Road practically overlooks the Rickenbacker Airport.
- 3100 Creekside Parkway in Lockbourne also benefits from close proximity to Rickenbacker as it is 3.2 miles north of the airport.
- New World Drive and Williams Road are less than 10 miles from Norfolk Southern Rickenbacker Intermodal.
- 7001 Americana Parkway is the closest building in the portfolio to the technology and data center developments on the northeast side of the market.
- 3500 Southwest Boulevard in Grove City is next door to Walmart's Regional DC and two doors down from FedEx Ground. This building is also the closest to CSX Intermodal and UPS Hub at I-70 & I-270.
- The Lewis Center assets on the north side of the market benefit from proximity to affluent housing clusters and major corporate employment hubs and retail.
- The other five assets in the Columbus market are located approximately one-hour from Columbus.



Reshoring and Onshoring are Positive Catalysts for PLYM

Ongoing reshoring could increase the U.S. manufacturing base by 6% to 13% over 10 years and is encouraging nearshoring of manufacturing to Mexico and Canada

- Investment in new manufacturing facilities has been **concentrated in the Midwest and Southeast**
- Six of the top 10 states with a notable increase in manufacturing construction are **located with the Golden Triangle**
- Most new construction is expected to be in **secondary or tertiary market locations that can offer adequate supplies of affordable energy and skilled labor**
- Although most new manufacturing construction will be build-to-suit or owner-built, demand for speculative manufacturing space will also exist, as will **demand for logistics real estate and other types of commercial space in the communities around new plants**
- Port activity is accelerating with **Mexico's two largest ports offering North American supply chains ever more options**
- Supply chain strategies begun in 2016 are now well into their execution, **largely benefiting U.S. Eastern Ports and increasingly Mexico's Western Ports**

Sources: NAIOP Research Foundation, Newmark; AVANT by Avison Young; CoStar

Tier II Markets Offer Sizable Advantages

The Golden Triangle region has become the crème of the crop for logistics infrastructure

- Diversifying ports of entry shift demand while shifting port volume favors Tier II markets
- The strongest e-commerce, parcel delivery, logistics, and retail firms continue to expand throughout the region (Source: CCIM Institute)
- Over 80% of EV & Battery production facility locations are found within Golden Triangle states

Workforce availability and labor costs are predominant factors for companies occupying industrial space

- Tier II markets enjoy higher affordability and lower average labor costs than Tier 1 markets. Occupiers are increasingly willing to pay more for rent if it exposes them to cheaper pools of labor
- Tier II markets have over 28% more employees per business than in Tier 1
- Population in Tier II markets expected to increase 2.7% over the next five years compared with a 0.5% increase in Tier I

Leasing activity and rent growth are increasingly favoring Tier II markets

- Tier II markets saw a larger amount of leasing activity as a percentage of inventory compared to Tier I in 2021, 2022 and 1H 2023
- Rental growth in Tier II markets has performed with more stability; rental growth in Tier 1 markets has been sporadic with a significant decline taking place in 2023
- Tier II 20K-150K SF building vacancy is 250 bps below the national average

Source: AVANT by Avison Young; CoStar

Tier 1: Inland Empire, Los Angeles, Northern New Jersey, Seattle-Bellevue

Tier II: Cincinnati, Cleveland, Columbus, Indianapolis, Jacksonville, Kansas City, Memphis, St. Louis


8

Supply of PLYM-Type Properties is Diminishing

Since 2001, proportion of overall industrial space in 20K – 150K square feet in Tier I and Tier II has declined 23% while inventory of 500K+ square feet has increased 198% since 2001

- This limiting supply has pushed up rental rates for tenants in the 20k – 150K SF size range
- 72% of Plymouth's ABR is concentrated in leases under 250K square feet
- Plymouth's average sized tenant is ~65,000 square feet

Industrial inventory growth has been focused on big box space

- The inventory of 20K – 150K square foot size has grown by only 6% since 2010 in Tier II markets compared with 83% inventory growth for 500K+ square foot space in Tier II markets
- 61% of all new construction since 2010 in Tier II markets has been 500K+ square foot space
- Of the nearly 550M square feet of new buildings delivered since 2018, only 13% falls within the 20K - 150K range; occupiers of this size have very limited new options throughout Tier I and Tier II markets
- Constructions starts in Tier I and Tier II have declined precipitously in 1H 2023 with Tier II construction starts declining 72% from 1H 2022; if net absorption remains positive, potential undersupply is possible


balta

New construction of higher clear height buildings yields fewer competing spaces to PLYM

- Over 90% of all new construction in Tier I & Tier II markets has been 32'+ clear (new standard for Class A); prior to the Global Financial Crisis, 28' clear buildings were predominant feature in Tier I markets
- Since 2018, over 70% of all new construction has been 36'+ clear buildings in Tier I and Tier II markets; however, small to mid-size occupiers in these markets do not fully utilize the higher clear heights

Source: AVANT by Avison Young; CoStar

Tier 1: Inland Empire, Los Angeles, Northern New Jersey, Seattle-Bellevue

Tier II: Cincinnati, Cleveland, Columbus, Indianapolis, Jacksonville, Kansas City, Memphis, St. Louis

Class A Vacancy is 3X that of Class B in PLYM Markets

The U.S. industrial sector increase in vacancy is predominantly due to speculative Class A big-box development, while all PLYM's markets recorded positive absorption in 2023

- Cushman & Wakefield estimates ~600 million SF was delivered in 2023 nationwide with 84% speculative and one quarter of that space preleased before construction
- New supply is expected to start subsiding in 2024 with volume of space under construction below the 500 million SF level for the first time since mid-2021

Overall Industrial Vacancy in Plymouth Industrial REIT Markets

			2023 Q4 - Vacancy Rates		2023 Q4
Market	Square Feet Owned	% of Portfolio	Non-Class A	Class A	Asking Rent
Chicago	6,624,335	19.4%	3.5%	7.8%	$8.50
Memphis	4,783,046	14.0%	4.7%	9.6%	$4.10
Indianapolis	4,085,169	12.0%	5.8%	14.0%	$6.57
Cleveland	3,979,209	11.7%	2.9%	14.5%	$5.47
Columbus	3,757,614	11.0%	3.1%	13.4%	$6.18
St. Louis	3,219,689	9.5%	3.5%	9.6%	$6.32
Cincinnati	2,710,964	8.0%	3.6%	10.6%	$5.65
Atlanta	2,086,835	6.1%	3.8%	10.4%	$8.29
Jacksonville	2,132,396	6.3%	3.1%	2.2%	$8.39
Boston	268,713	0.8%	4.2%	8.9%	$11.72
Kansas City	221,911	0.7%	2.6%	11.4%	$5.96
Charlotte	155,220	0.5%	2.3%	6.7%	$8.72
All Plymouth Markets - Weighted Avg.			**3.8%**	**10.4%**	**$6.59**
Top 5 Markets – Weighted Avg			**4.0%**	**11.3%**	**$6.36**

Source: CBRE EA (February 2024); Cushman & Wakefield US. National Industrial Q4 2023 Heartbeat Report.

PLYM Market Rent Growth to Outpace National Average

National asking rents are projected to increase in 2024 with the overall growth rate decelerating, a modest increase in vacancy rates and normalizing lease totals

- Asking rents in PLYM markets increased 5.0% in 2023 and forecasted to grow 4.5% in 2024
- PLYM markets are projected to be higher than the CBRE national 5-year average at 4.9% vs. 3.5%
- Charlotte, Atlanta & Jacksonville are above 5% with all other markets close to 4% or slightly above

Projected Rent Growth in Plymouth Industrial REIT Markets

Market	Square Feet Owned	% of Portfolio	2023 Q4 Vacancy Rate	2023 Q4 Asking Rent	Market Rent Growth 2023	2024	2025	2026	2027	2028	Average Annual Growth
Chicago	6,624,335	19.4%	5.0%	$6.63	5.9%	3.9%	4.4%	4.6%	4.9%	5.2%	4.6%
Memphis	4,783,046	14.0%	6.0%	$3.94	4.8%	4.6%	5.3%	5.5%	5.9%	5.4%	5.3%
Indianapolis	4,085,169	12.0%	6.4%	$5.75	5.3%	4.7%	5.1%	5.2%	5.9%	5.7%	5.3%
Cleveland	3,979,209	11.7%	5.6%	$5.15	3.6%	3.5%	3.6%	3.8%	4.0%	4.0%	3.8%
Columbus	3,757,614	11.0%	8.7%	$4.92	4.5%	3.9%	3.9%	4.7%	4.9%	5.3%	4.5%
St. Louis	3,219,689	9.5%	7.2%	$5.32	3.9%	4.1%	4.0%	4.5%	4.7%	4.8%	4.4%
Cincinnati	2,710,964	8.0%	9.1%	$4.71	4.9%	3.8%	4.1%	4.3%	4.5%	4.7%	4.3%
Atlanta	2,086,835	6.1%	6.8%	$5.64	5.6%	5.5%	5.4%	5.7%	5.7%	5.8%	5.6%
Jacksonville	2,132,396	6.3%	4.4%	$5.53	4.7%	5.2%	5.3%	5.2%	5.6%	5.6%	5.4%
Boston	268,713	0.8%	4.2%	$9.59	5.4%	4.5%	4.8%	5.0%	5.4%	5.9%	5.1%
Kansas City	221,911	0.7%	4.3%	$4.60	6.2%	4.1%	4.0%	4.2%	4.4%	4.6%	4.3%
Charlotte	155,220	0.5%	6.0%	$6.20	4.2%	5.5%	4.6%	5.1%	5.3%	5.4%	5.2%
All Plymouth Markets - Weighted Avg.			**6.0%**	**$6.00**	**5.0%**	**4.5%**	**4.6%**	**4.8%**	**5.1%**	**5.3%**	**4.9%**
Top 5 Markets - Weighted Avg.			**6.3%**	**$5.43**	**4.9%**	**4.1%**	**4.4%**	**4.7%**	**5.1%**	**5.1%**	**4.7%**

Source: Moody's Analytics - CRE (February 2024)

Lack of Availability Drives Superior Rental Growth

Near-term expirations present mark-to-market leasing and significant internal growth opportunities

ORGANIC GROWTH

Plymouth's focus on select Tier I and Tier II markets allows for substantial rent growth opportunities

- During Q2 2024, new and renewal leases signed were 18.8% higher than expiring rental rates on a cash basis
- Through July 29, 2024, new and renewal leases signed for 2024 were 15.7% higher than expiring rental rates on a cash basis (over 65% of 2024 leases originally schedule to mature in 2024 have been addressed)

The mark-to-market for the entire portfolio is expected to be in the 18% to 20% range on a cash basis

LEASE EXPIRATION SCHEDULE [1]


($ in millions)
$40
$30
$20
$10
$0
30%
20%
10%
0%
(% of expiring ABR)
0.0%
6.1%
20.6%
17.4%
15.2%
12.8%
11.7%
4.4%
4.3%
5.0%
0.7%
1.8%
Available
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Thereafter
ABR
% of ABR Expiring

	Available	2024	2025	2026	2027	2028	Thereafter
Total SF (in millions)	1.0	2.1	7.1	5.6	4.8	4.2	9
% of Total SF	3.0%	6.1%	21.0%	16.5%	14.3%	12.3%	26.8%

1. As of June 30, 2024, "Annualized Base Rent" is the monthly base cash rent for the applicable property or properties as of June 30, 2024, multiplied by 12.

Industrial Sector Dynamics Remain Strong

The U.S. industrial sector is experiencing rising rental rates and declining vacancy rates due primarily to the following long-term factors:

- Limited new construction and growing demand
- Positive economic tailwinds: trade growth, inventory rebuilding and increased industrial output
- Growth of e-commerce (transfer of retail tenants to warehouses)
- Resurgence in domestic manufacturing

U.S. Warehouse/Distribution Q4-23 Trend Futures


$12
$10
$8
$6
$4
$2
$0
Effective Rent
15%
12%
9%
6%
3%
0%
Vacancy (%)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Effective Rent $
Vacancy %

U.S. Flex/R&D Q4-23 Trend Futures


$16
$14
$12
$10
$8
$6
$4
$2
$0
Effective Rate
18%
15%
12%
9%
6%
3%
0%
Vacancy (%)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Effective Rent $
Vacancy %

Source: Reis, Inc.

Capital Structure

Plymouth has access to multiple sources of capital and has continued to enhance its balance sheet and improve liquidity

Capital Markets Highlights

- Net debt to Adjusted EBITDA declined 7 quarters in a row to 6.5X at year end 2023– ahead of the 2023 target of 7X. Net debt was 6.4X in Q2 compared with 6.7X in Q1.
- In June 2024, fixed the 1-month SOFR base rate on $100M on the credit facility to 4.75%.
- The only floating rate debt, as of June 30, 2024, was $55.4M on the credit facility.
- Subsequent to Q2, borrowed a net of ~$89M on the credit facility for the Memphis acquisition and paying off the secured mortgage maturing in 2024, less the Kansas City asset disposition and the Columbus asset disposition.

Fixed / Floating Debt

(As of 6/30/2024)[1]


Floating
6%
Fixed
94%

Debt Maturity Schedule

(As of 6/30/2024)


($ in millions)
$400
$300
$200
$100
$0
$18.1
$155.4
$160.7
$364.8
$170.3
2024
2025
2026
2027
2028+
Term Loans
Revolving Credit Facility
Mortgages

W.A. Interest Rate				
4.14%	6.51%[1]	3.40%[1]	3.59%[1]	3.69%

1. Adjusted for interest rate swaps on $450M in term loans and $100M on the credit facility.

Proven Management Team

Highly experienced management team with extensive commercial real estate and investment backgrounds

Jeff Witherell Chairman, CEO & Co-Founder	• Over 30 years of experience in real estate investment, development and banking activities with $1.5 billion in total syndication, loan acquisition and real estate development experience • Former senior executive at Franklin Street Properties (NYSE: FSP), GAP LP, and Devonshire Development
Jim Connolly EVP – Asset Management	• Over 35 years of experience in real estate asset management with a significant background in property level and portfolio wide operations • Held senior real estate asset management and real estate finance roles at Nortel Corporation, Bay Networks, and Raytheon
Anthony Saladino EVP & CFO	• Over 25 years of real estate accounting, finance, and public company experience • Former CAO of AFIN and NYC REIT, VP Finance of The Ryland Group, CFO of The High Companies Real Estate Group, and focus on publicly traded REITs at EY
Lyndon Blakesley SVP & CAO	• Over 15 years of experience in real estate accounting, financial planning and analysis and REIT compliance • Formerly with Iron Mountain and Ernst & Young LLP, focusing on public and private REITs
Anne Hayward SVP & General Counsel	• Over 30 years of experience in the practice of law, specializing in project finance, securities, and real estate transactional matters • Served in similar roles for Shane & Associates, Atlantic Exchange Company, Holland & Knight, and BankBoston
Ben Coues SVP & Head of Acquisitions	• Over 30 years of commercial real estate experience across several disciplines including acquisitions, dispositions, portfolio management and valuation • Former Chief Operating Officer/Principal and other acquisition roles at High Street Logistic Properties
Dan Heffernan SVP, Asset Management	• Over 25 years of experience progressive experience across all facets of real estate asset management • Served in asset management and accounting roles at Cabot Properties, BlackRock, General Investment & Development and Cabot Industrial Trust
Scott Robinson SVP, Corporate Development	• Over 25 years of experience across a broad spectrum of real estate and finance related disciplines • Held investment banking roles at Oberon Securities and Citigroup and roles at S&P, Macquarie Capital and BRT Realty Trust. Served on boards of MNR and DRTT

Strong Board and Corporate Governance

Extensive real estate, logistics, Wall Street and public company expertise

Philip Cottone	• Former board member of Government Properties Trust (NYSE: GPT) and lead director of Boston Capital REIT • Past mediator and arbitrator for FINRA, the American Arbitration Association, and the Counselors of Real Estate
Richard DeAgazio	• Founder and Principal of Ironsides Associates, LLC • Founder, Executive VP and Principal of Boston Capital
David Gaw	• Former SVP and CFO of Boston Properties (NYSE: BXP) • Former SVP, CFO and Treasurer of Heritage Property Investment Trust (NYSE: HTG)
John Guinee	• Former Managing Director of Stifel as a sell-side analyst covering 40 publicly traded REITs • Former EVP and CIO of Duke Realty (NYSE: DRE) and Charles E. Smith Residential Realty
Caitlin Murphy	• Founder and CEO of Global Gateway Logistics • Former Director of Business Development for Axis Worldwide Supply Chain & Logistics
Pen White	• Co-Founder and former President, CIO of Plymouth Industrial REIT • Former senior executive at Franklin Street Properties (NYSE: FSP), Scanlan Kemper Bard, Coldwell Banker Commercial, and Spaulding & Slye

Shareholder friendly corporate governance

- ✓ Annual elections of all board members
- ✓ Regular executive sessions of independent directors
- ✓ Majority of directors are independent
- ✓ Lead independent director
- ✓ Stockholder ability to amend bylaws
- ✓ Opted out of Maryland anti-takeover provisions
- ✓ Insiders do not control enough votes to veto a merger
- ✓ No conflicts of interest with regards to outside business deals with management
- ✓ Code of business conduct and ethics for employees and directors

PLYMOUTH REIT

Atlanta | Boston | Columbus | Jacksonville | Memphis